                                  EXHIBIT 99.2

    PRO FORMA FINANCIAL INFORMATION

    UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

    Unaudited Pro Forma Combined Balance Sheet as of March 31, 2000
    Unaudited Pro Forma Combined Statement of Income for the Three Months
    Ended March 31, 2000
    Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 1999
    Notes to Unaudited Pro Forma Combined Financial Statements

                                                                   EXHIBITS 99.2

                            VALERO ENERGY CORPORATION

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


         The following unaudited pro forma combined financial statements give effect to the Benicia acquisition and related interim financings as described in Valero's Form 8-K dated May 15, 2000. The unaudited pro forma combined balance sheet as of March 31, 2000 is presented as if the Benicia acquisition and related interim financings had occurred on that date. The unaudited pro forma combined statements of income for the three months ended March 31, 2000 and the year ended December 31, 1999 assume that the Benicia acquisition and related interim financings occurred on January 1, 1999. The Benicia acquisition is being accounted for using the purchase method of accounting, with the purchase price allocated to the assets acquired and liabilities assumed based on estimated fair values, pending the completion of an independent appraisal.

         The unaudited pro forma combined financial statements should be read in conjunction with (i) the historical consolidated financial statements of Valero included in its quarterly report on Form 10-Q for the three months ended March 31, 2000 and its annual report on Form 10-K for the year ended December 31, 1999, and (ii) the historical consolidated financial statements of the Benicia refinery and related branded supplier relationships and service station facilities included in this Form 8-K/A. The unaudited pro forma combined financial statements are not necessarily indicative of the financial position that would have been obtained or the financial results that would have occurred if the Benicia acquisition and related interim financings had been consummated on the dates indicated, nor are they necessarily indicative of the financial position or financial results which may be attained in the future. The pro forma adjustments, as described in the Notes to Pro Forma Combined Financial Statements, are based upon available information and upon certain assumptions that Valero's management believes are reasonable.

                            VALERO ENERGY CORPORATION

                        PRO FORMA COMBINED BALANCE SHEET
                                 March 31, 2000
                                 (in thousands)
                                   (unaudited)


                                             Valero         Benicia        Pro Forma         Pro Forma
                                           Historical     Historical      Adjustments        Combined
                                           -----------    -----------    -------------      -----------
           ASSETS

CURRENT ASSETS:
    Cash and temporary cash
        investments ....................   $     8,509    $        99    $         (99)(a)  $     8,509
    Receivables, net ...................       403,557         44,998          (44,998)(a)      403,557
    Inventories ........................       436,197         30,345          (30,345)(a)      591,083
                                                                               154,886 (b)
    Current deferred income
        tax assets .....................        89,477             --               --           89,477
    Prepaid expenses and
        other ..........................        22,591          3,224           (3,224)(a)       22,591
                                           -----------    -----------    -------------      -----------
                                               960,331         78,666           76,220        1,115,217
                                           -----------    -----------    -------------      -----------
PROPERTY, PLANT AND
    EQUIPMENT ..........................     2,711,907        901,641         (901,641)(a)    3,427,527
                                                                               715,620 (b)
    Less: Accumulated
        depreciation ...................       726,723        426,191         (426,191)(a)      726,723
                                           -----------    -----------    -------------      -----------
                                             1,985,184        475,450          240,170        2,700,804
                                           -----------    -----------    -------------      -----------

DEFERRED CHARGES AND
    OTHER ASSETS .......................       175,659         18,109          (18,109)(a)      218,467
                                                                                42,808 (b)
                                           -----------    -----------    -------------      -----------
                                           $ 3,121,174    $   572,225    $     341,089      $ 4,034,488
                                           ===========    ===========    =============      ===========

       LIABILITIES AND
    STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Short-term debt ....................   $   126,500    $        --    $          --      $   126,500
    Accounts payable ...................       732,561         37,768          (37,768)(a)      732,561
    Accrued expenses ...................        96,213         24,512          (24,512)(a)       97,213
                                                                                 1,000 (b)
                                           -----------    -----------    -------------      -----------
                                               955,274         62,280          (61,280)         956,274
                                           -----------    -----------    -------------      -----------

LONG-TERM DEBT .........................       645,155             --          907,014 (b)    1,552,169
                                           -----------    -----------    -------------      -----------

DEFERRED INCOME
    TAXES ..............................       296,628         88,560          (88,560)(a)      296,628
                                           -----------    -----------    -------------      -----------

DEFERRED CREDITS AND
    OTHER LIABILITIES ..................       115,413         11,503          (11,503)(a)      120,713
                                                                                 5,300 (b)
                                           -----------    -----------    -------------      -----------

COMMON STOCKHOLDERS'
    EQUITY:
        Common stock ...................           563             --               --              563
        Additional paid-in
            capital ....................     1,088,829             --               --        1,088,829
        Retained earnings ..............        27,408             --               --           27,408
        Treasury stock .................        (8,096)            --               --           (8,096)
        ExxonMobil net investment ......            --        409,882         (409,882)(a)           --
                                           -----------    -----------    -------------      -----------
                                             1,108,704        409,882         (409,882)       1,108,704
                                           -----------    -----------    -------------      -----------
                                           $ 3,121,174    $   572,225    $     341,089      $ 4,034,488
                                           ===========    ===========    =============      ===========

              See Notes to Pro Forma Combined Financial Statements.

                            VALERO ENERGY CORPORATION

                     PRO FORMA COMBINED STATEMENT OF INCOME
                    For the Three Months Ended March 31, 2000
                (dollars in thousands, except per share amounts)
                                   (unaudited)


                                       Valero          Benicia      Pro Forma       Pro Forma
                                     Historical      Historical    Adjustments      Combined
                                     ----------      ----------    -----------     -----------
OPERATING REVENUES...............    $2,928,617      $  623,337    $  (128,538)(c) $ 3,423,416
                                     ----------      ----------    -----------     -----------

COSTS AND EXPENSES:
    Cost of sales and operating
        expenses.................     2,827,341         567,535       (128,538)(c)   3,266,475
                                                                           612 (d)
                                                                          (670)(g)
                                                                         2,096 (g)
                                                                        (2,000)(h)
                                                                           369 (h)
                                                                        (2,700)(i)
                                                                         2,430 (i)
    Selling and administrative
        expenses.................        19,669           7,501          2,020 (d)      27,616
                                                                           875 (e)
                                                                        (3,000)(h)
                                                                           561 (h)
                                                                          (100)(i)
                                                                            90 (i)

    Depreciation expense.........        24,555           6,723         (6,723)(f)      31,023
                                                                         6,468 (f)
                                     ----------      ----------    -----------     -----------
        Total....................     2,871,565         581,759       (128,210)      3,325,114
                                     ----------      ----------    -----------     -----------

OPERATING INCOME (LOSS)..........        57,052          41,578           (328)         98,302

OTHER INCOME (EXPENSE),
    NET..........................         2,647             (45)            --           2,602

INTEREST AND DEBT
    EXPENSE:
        Incurred.................       (14,147)             --        (18,775)(j)     (32,922)
        Capitalized..............         1,387              --             --           1,387
                                     ----------      ----------    -----------     -----------

INCOME (LOSS) BEFORE
    INCOME TAXES.................        46,939          41,533        (19,103)         69,369

INCOME TAX EXPENSE
    (BENEFIT)....................        16,200          16,923         (8,323)(k)      24,800
                                     ----------      ----------    -----------     -----------

NET INCOME (LOSS)................    $   30,739      $   24,610    $   (10,780)    $    44,569
                                     ==========      ==========    ===========     ===========

EARNINGS PER SHARE
    OF COMMON STOCK..............    $      .55                                    $       .80
     Weighted average common shares
       outstanding (in thousands)        55,874                                         55,874

EARNINGS PER SHARE OF
    COMMON STOCK -
   ASSUMING DILUTION.............    $      .54                                    $       .78
     Weighted average common shares
       outstanding (in thousands)        57,234                                         57,234


              See Notes to Pro Forma Combined Financial Statements.

                            VALERO ENERGY CORPORATION

                     PRO FORMA COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                       Valero          Benicia      Pro Forma       Pro Forma
                                     Historical      Historical    Adjustments      Combined
                                     ----------      ----------    -----------     -----------
OPERATING REVENUES...............    $7,961,168      $1,826,081    $  (474,506)(c) $ 9,312,743
                                     ----------      ----------    -----------     -----------

COSTS AND EXPENSES:
 Cost of sales and operating
  expenses.......................     7,731,151       1,661,750       (474,506)(c)   8,873,531
                                                                         2,448 (d)
                                                                       (45,100)(g)
                                                                         6,481 (g)
                                                                       (12,000)(h)
                                                                         1,474 (h)
                                                                        (8,476)(i)
                                                                        10,309 (i)
    Selling and administrative
        expenses.................        68,463          25,478          8,080 (d)      98,875
                                                                         3,500 (e)
                                                                        (9,000)(h)
                                                                         2,244 (h)
                                                                          (510)(i)
                                                                           620 (i)

    Depreciation expense.........        92,413          26,474        (26,474)(f)     118,283
                                                                        25,870 (f)
                                     ----------      ----------    -----------     -----------
        Total....................     7,892,027       1,713,702       (515,040)      9,090,689
                                     ----------      ----------    -----------     -----------

OPERATING INCOME.................        69,141         112,379         40,534         222,054

OTHER INCOME (EXPENSE),
    NET..........................         6,475            (825)            --           5,650

INTEREST AND DEBT
    EXPENSE:
        Incurred.................       (61,182)             --        (75,098)(j)    (136,280)
        Capitalized..............         5,753              --             --           5,753
                                     ----------      ----------    -----------     -----------

INCOME (LOSS) BEFORE
    INCOME TAXES.................        20,187         111,554        (34,564)         97,177

INCOME TAX EXPENSE
    (BENEFIT)....................         5,900          46,023        (18,123)(k)      33,800
                                     ----------      ----------    -----------     -----------

NET INCOME (LOSS)................    $   14,287      $   65,531    $   (16,441)    $    63,377
                                     ==========      ==========    ===========     ===========
EARNINGS PER SHARE
 OF COMMON STOCK.................    $      .25                                    $      1.13
  Weighted average common shares
   outstanding (in thousands)....        56,086                                         56,086

EARNINGS PER SHARE
 OF COMMON STOCK -
  ASSUMING DILUTION..............    $      .25                                    $      1.12
   Weighted average common shares
    outstanding (in thousands)...        56,758                                         56,758


              See Notes to Pro Forma Combined Financial Statements.

                            VALERO ENERGY CORPORATION

                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)


(a) To reverse the historical cost of the assets acquired and liabilities assumed.

(b) To reflect the allocation of the purchase price, including transaction costs incurred in the acquisition, to the assets acquired and liabilities assumed based on their estimated fair values as follows (in thousands):

         Inventories.........................................................  $ 154,886
         Property, plant and equipment.......................................    715,620
         Deferred charges and other assets...................................     42,808
         Accrued expenses....................................................     (1,000)
         Deferred credits and other liabilities..............................     (5,300)
                                                                               ---------
                                                                               $ 907,014
                                                                               =========

         The above also reflects borrowings of $600 million under the Bridge Facility and $307 million under the Credit Facility, including related debt issuance costs of $7.8 million, required to fund the Benicia acquisition.

(c) To exclude excise taxes collected on behalf of governmental agencies associated with the operations acquired in the Benicia acquisition from Operating Revenues and Cost of Sales to conform to Valero's accounting policies.

(d) To reflect rent expense related to a structured lease financing arrangement used to finance the acquisition of the Benicia refinery's dock facility, which is included in Operating Expenses, and the Service Station Assets, which is included in Selling and Administrative Expenses.

(e) To reflect amortization expense on $35 million of value assigned to Valero's receipt of the exclusive right to offer the Exxon brand throughout California (except for the San Francisco Bay area) for a ten-year period in connection with Valero's acquisition of the Distribution Assets.

(f) To reverse historical depreciation expense and record depreciation expense over an estimated life of 25 years based on the portion of the acquisition cost allocated to property, plant and equipment.

(g) To conform the accounting for turnaround costs at the Benicia refinery from the "expense as incurred" method followed by ExxonMobil to the "defer and amortize" method followed by Valero.

(h) To reverse historical charges for various corporate and divisional administrative expenses allocated to the acquired assets by ExxonMobil from both Operating Expenses and Selling and Administrative Expenses and record incremental corporate administrative expenses that would have been incurred by Valero.

(i) To reverse historical expense related to various employee benefit programs from both Operating Expenses and Selling and Administrative Expenses and record expense that would have been incurred by Valero under its employee benefit programs.

(j) To reflect interest expense on borrowings under the Bridge Facility of $12.2 million and $48.6 million for the three months ended March 31, 2000 and the year ended December 31, 1999, respectively, and interest expense on borrowings under the Credit Facility of $5.9 million and $23.7 million for the three months ended March 31, 2000 and the year ended December 31, 1999, respectively, required to fund the Benicia acquisition, as well as the amortization of deferred debt issuance costs.

(k) To reflect the tax effect of the pro forma pre-tax income adjustments related to the Benicia acquisition and adjust the effective tax rate to the rate that would have been incurred by Valero with respect to the assets acquired.